United States
Securities and Exchange Commission
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.           )

Filed by the Registrant ☑

File by a party other than the Registrant □

Check the appropriate box:

☑	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material under Rule 14a-12

COMMUNITY WEST BANCSHARES
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the file fee is calculated and state how it was determined):

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5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

445 Pine Avenue Goleta, CA 93117-3709 (805) 692-5821 www.communitywest.com
April 8, 2013

To Our Shareholders:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders (Meeting) of Community West Bancshares that will be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110, on Thursday, May 23, 2013, at 6:00 P.M. Pacific Daylight Time.  Please keep in mind that the Club rules prohibit wearing any denim (jeans, skirts, vests, etc.) on its premises.  I again look forward to greeting as many of our shareholders as possible.

As set forth in the attached Proxy Statement, the Meeting will be held to consider the election of Directors, to consider a shareholder advisory (non-binding) vote on executive compensation, to consider a shareholder advisory (non-binding) vote on whether the shareholder advisory votes on executive compensation will occur every 1, 2 or 3 years, and to consider ratifying the selection of Ernst & Young LLP as the Company’s independent auditors and to transact any other business that may properly come before the Meeting.

We will also review operating results for the past year and the progress of Community West Bancshares, and its wholly-owned subsidiary, Community West Bank, and present an opportunity to ask questions of general interest to shareholders.

Your vote is important.  Whether or not you attend the Meeting in person, I urge you to promptly vote your Proxy by signing and dating the enclosed Proxy card and returning it in the accompanying postage-paid envelope.  If you decide to attend the Meeting and vote in person, you will, of course, have that opportunity.

Thank you for your continued support of Community West Bancshares and, again, I look forward to seeing you at the Annual Meeting on Thursday, May 23, 2013.

COMMUNITY WEST BANCSHARES
445 Pine Avenue
Goleta, California 93117-3709
Telephone: (805) 692-5821

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 23, 2013

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Shareholders (Meeting) of Community West Bancshares (Company) will be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110, on Thursday, May 23, 2013, at 6:00 P.M. Pacific Daylight Time, for the purpose of considering and voting on the following matters:

1.          Election of Directors.  To elect nine persons to the Board of Directors of the Company (Board) to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and have qualified.  The following persons are the Board of Directors’ nominees:

Robert H. Bartlein	William R. Peeples
Jean W. Blois	Martin E. Plourd
John D. Illgen	James R. Sims, Jr.
Shereef Moharram	Kirk B. Stovesand
Eric Onnen

2.           Shareholder Advisory (Non-Binding) Vote on Executive Compensation.  To approve, in a non-binding advisory vote, the compensation of the Company’s Named Executive Officers as disclosed in the accompanying Proxy Statement.

3.           Shareholder Advisory (Non-Binding) Vote on the Frequency of Shareholder Advisory Vote on Executive Compensation.  To determine, in a non-binding advisory vote, whether the shareholder advisory votes on the compensation of the Company’s Named Executive Officers will occur every 1, 2 or 3 years.

4.           Ratification of the Independent Auditors.  To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.

5.         Other Business.  To transact such other business as may properly come before the Meeting and any adjournment thereof, including, without limitation, to approve an adjournment(s) of the Meeting, if necessary, to solicit additional proxies for the nine nominees for election.

The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting and shareholders are encouraged to read it in its entirety.

The Board has fixed the close of business on March 28, 2013 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board.  All proposals set forth above are proposals of the Company.  It is expected that these materials will be mailed to shareholders on or about April 8, 2013.

The Bylaws of the Company provide for the nomination of Directors in the following manner:

“Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors.  Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting.  Such notification shall contain the following information to the extent known to the notifying shareholder:  (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged a bankrupt.  The notice shall be signed by the nominating shareholder and by the nominee.  Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.  The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.  A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected.”

Since important matters are to be considered at the Meeting, it is very important that each shareholder vote.

We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the Meeting in person.  The enclosed proxy is solicited by the Board.  Any shareholder who executes and delivers such a proxy has the right to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by submitting prior to the Meeting a properly executed proxy bearing a later date or by being present at the Meeting and electing to vote in person by advising the Chairman of the Meeting of such election.

Please indicate on the proxy whether or not you expect to attend the Meeting so that the Company can arrange for adequate accommodations.

By Order of the Board of Directors,

John D. Illgen, Secretary

Dated: April 8, 2013
Goleta, California

PROXY MATERIALS AND ANNUAL REPORT ON FORM 10-K

Copies of the Company’s Proxy Materials described herein and the 2012 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available upon request to: Charles G. Baltuskonis, Executive Vice President and Chief Financial Officer, Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117-3474, telephone (800) 569-2100, e-mail: cbaltuskonis@communitywestbank.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2013

This proxy statement, the proxy card, the Company’s Annual Report to Shareholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and directions to the location of the Annual Meeting, are available on the Company’s website at www.communitywest.com.

COMMUNITY WEST BANCSHARES
445 Pine Avenue
Goleta, California 93117-3709
_______________________

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 23, 2013
________________________

SOLICITATION AND VOTING OF PROXIES

Community West Bancshares (Company or CWBC) is furnishing this Proxy Statement to its shareholders in connection with the solicitation by the Board of Directors (Board) of proxies to be used at the Annual Meeting of Shareholders (Meeting), to be held on Thursday, May 23, 2013 at 6:00 P.M. PDT at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110, and at any and all adjournments and postponements thereof.  The designated proxyholders (Proxyholders) are members of the Company’s management.  Only shareholders of record on March 28, 2013 (Record Date) are entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment or postponement thereof.  This Proxy Statement and the enclosed proxy card (Proxy) first will be mailed to shareholders on or about April 8, 2013.  The Company’s Annual Report to Shareholders and the Annual Report on Form 10-K, including consolidated financial statements for the year ended December 31, 2012, accompany this Proxy Statement.

Regardless of the number of shares of Common Stock of the Company (Common Stock) owned, it is important that the holders of a majority of shares be represented by proxy or be present in person at the Meeting.  Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope.  Shareholders are to indicate their vote in the spaces provided on the Proxy.  Proxies solicited by the Board will be voted in accordance with the directions given therein.  Where no instructions are indicated, signed Proxies will be voted “AUTHORITY GIVEN” for all nine nominees in the election of the Directors named in this Proxy Statement; “FOR” approval, in a non-binding advisory vote, of the compensation of the Company’s Named Executive Officers (as hereinafter defined) as disclosed in this Proxy Statement; to hold a non-binding advisory vote for the approval of the compensation of the Company’s Named Executive Officers “EVERY THREE (3) YEARS” and, “FOR” ratification of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.  If any other business is properly presented at the Meeting, the Proxy will be voted in accordance with the recommendations of the Board.

Other than the matters set forth on the attached Notice of Annual Meeting of Shareholders, the Board knows of no additional matters that will be presented for consideration at the Meeting.  Execution of a Proxy, however, confers to each of Sharon Brown and Carlyn Smith, as the designated Proxyholders, discretionary authority to vote the shares in accordance with the recommendations of the Board on such other business, if any, which may properly come before the Meeting and at any adjournments or postponements thereof, including whether or not to adjourn the Meeting.  In addition, the Proxy being solicited confers, and the holders of each Proxy will have, discretionary authority to vote with respect to any matter if the Company did not have notice of such matter by February 23, 2013, which is at least 45 days before the date on which the Company first mailed its proxy materials for the prior year’s Annual Meeting of Shareholders.

You may revoke your Proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person.  However, if you are a shareholder whose shares are not registered in your own name, you will need to provide appropriate documentation from the record holder to vote personally at the Meeting.

The following matters will be considered and voted upon at the Meeting:

1.           Election of Directors. To elect nine persons to the Board of Directors of the Company to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and have qualified.  The following persons are the Board of Directors’ nominees:

Robert H. Bartlein	William R. Peeples
Jean W. Blois	Martin E. Plourd
John D. Illgen	James R. Sims, Jr.
Shereef Moharram	Kirk B. Stovesand
Eric Onnen

2.           Shareholder Advisory (Non-Binding) Vote on Executive Compensation.  To approve, in a non-binding advisory vote, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement.

3.           Shareholder Advisory (Non-Binding) Vote on the Frequency of Shareholder Advisory Vote on Executive Compensation.  To determine, in a non-binding advisory vote, whether the shareholder advisory votes on the compensation of the Company’s Named Executive Officers will occur every 1, 2 or 3 years.

4.          Ratification of the Company’s Independent Auditors.  To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.

5.           Other Business.  To transact such other business as may properly come before the Meeting and any adjournment thereof, including, without limitation, approving an adjournment(s) of the Meeting, if necessary, to solicit additional proxies for the nine nominees for election.

This solicitation of proxies is being made by the Board.  The expense of solicitation of proxies for the Meeting will be borne by the Company.  It is anticipated that proxies will be solicited primarily through the use of the mail.  Proxies may also be solicited personally or by telephone by Directors, officers and employees of the Company, and its wholly-owned subsidiary, Community West Bank (CWB or Bank), without additional compensation therefor.  The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.  The total estimated cost of the solicitation is $20,000.

VOTING SECURITIES

The securities that may be voted at the Meeting consist of shares of Common Stock.  The close of business on March 28, 2013 has been fixed by the Board as the Record Date for the determination of shareholders of record entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.  The total number of shares of Common Stock outstanding as of the Record Date was 6,033,347 shares.  Each shareholder is entitled to one vote, in person or by proxy, for each share held as of the Record Date, except that in the election of Directors, each shareholder has the right to cumulate votes provided that the candidates’ names have been properly placed in nomination prior to commencement of voting and a shareholder has given notice of their intention to cumulate votes prior to commencement of voting.  Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of shares of Common Stock held by that shareholder, or to distribute such votes among as many candidates as the shareholder deems fit.  The candidates receiving the highest number of votes, up to the number of Directors to be elected, will be elected.

Of the shares of Common Stock outstanding as of the Record Date, 1,556,197 shares of Common Stock (25.79%) of the issued and outstanding shares of Common Stock were beneficially owned by Directors and executive officers of the Company.  Such persons have informed the Company that they will vote “AUTHORITY GIVEN” for all nine nominees in the election of Directors, “FOR” the approval, in a non-binding advisory vote, of the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement, to hold a non-binding advisory vote for the approval of the compensation of the Company’s Named Executive Officers “EVERY THREE (3) YEARS”, and “FOR” ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.  Under California law and the Company’s Bylaws, a quorum consists of the presence in person or by proxy of a majority of the shares entitled to vote at the Meeting, and a matter (other than the election of Directors) voted on by shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of a greater number of shares is required.  Abstentions and broker non-votes will be included in the number of shares present at the Meeting and entitled to vote for the purpose of determining the presence of a quorum.

If your shares are held in "street name" by a brokerage firm, to vote your shares, you will need to follow the directions your brokerage firm provides to you.  Under the current rules of the New York Stock Exchange (NYSE), if you do not give instructions to your brokerage firm at least ten days before the Meeting, you still will be able to vote your shares with respect to certain "routine" matters, but you will not be allowed to vote your shares with respect to certain "non-routine" matters.  For example, the ratification of Ernst & Young LLP as the Company's independent auditors (Proposal 3) is considered to be a routine matter under the NYSE rules and your brokerage firm will be able to vote on this proposal if it does not receive instructions from you, so long as it holds your shares in its name.  However, the election of Directors (Proposal 1), the shareholder advisory (non-binding) vote on executive compensation (Proposal 2) and the shareholder advisory (non-binding) vote on the frequency of shareholder advisory vote on executive compensation (Proposal 3) are non-routine matters.  Accordingly, if you do not instruct your broker how to vote with respect to Proposal 1, Proposal 2 and Proposal 3, your broker may not vote with respect to these proposals and those votes will be counted as "broker non-votes."  "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.  Assuming that a quorum is present at the Meeting, the following chart sets forth the required vote to approve each matter to be considered and voted upon at the Meeting and the effect of “Withhold” votes, abstentions and broker non-votes.

Proposal	Required Vote	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes
Proposal 1 – Election of Directors	The candidates receiving the highest number of votes, present and by proxy entitled to vote, up to the number of Directors to be elected, will be elected.	Broker non-votes will have no effect on the voting for the election of Directors.
Proposal 2 – Shareholder Advisory (Non-Binding) Vote on Executive Compensation	Affirmative vote of a majority of the votes represented in person or by proxy and entitled to vote at the Meeting.	Abstentions will have the same effect as votes against such proposal, and broker non-votes will not be counted as votes and will have no effect on the voting of this proposal.
Proposal 3 – Shareholder Advisory (Non-Binding) Vote on the Frequency of Shareholder Advisory Vote on Executive Compensation	Affirmative vote of a majority of the votes represented in person or by proxy and entitled to vote at the Meeting.	Abstentions will have the same effect as votes against such proposal, and broker non-votes will not be counted as votes and will have no effect on the voting of this proposal.
Proposal 4 – Ratification of the Company’s Independent Auditors	Affirmative vote of a majority of the votes represented in person or by proxy and entitled to vote at the Meeting.	Abstentions will have the same effect as votes against such proposal, and broker non-votes will not be counted as votes and will have no effect on the voting of this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company’s outstanding Common Stock (i) by persons (other than depositories) known to the Company to own more than 5% of the Company’s outstanding Common Stock, (ii) by each of the Company’s Directors or nominees, (iii) by each of the Named Executive Officers, and (iv) by all current Directors and Named Executive Officers as a group.  Management is not aware of any change in control of the Company that has occurred since January 1, 2012, or any arrangement that may, at a subsequent date, result in a change in control of the Company.

The Company also has issued and outstanding 15,600 shares of Fixed Rate Cumulative Preferred Stock, Series A (Series A Preferred Stock), which shares were originally issued to the United States Department of the Treasury on December 19, 2008 in connection with the Company’s participation in the Troubled Asset Relief Program – Capital Purchase Program (TARP-CPP).  On December 11, 2012, all shares of Series A Preferred Stock were sold to private investors in a non-public offering as part of a modified “Dutch Auction” process.  Such private investors are now the beneficial owners of 100% of the issued and outstanding shares of Series A Preferred Stock, and therefore, no further disclosure with respect to the Series A Preferred Stock is contained in the table below.  The Series A Preferred Stock is not entitled to vote at the Meeting.

On December 19, 2008, in connection with the Company’s participation in the TARP-CPP, the Company also issued to the Treasury a warrant to purchase up to 521,158 shares of Common Stock at an exercise price of $4.49 per share.  The Warrant is immediately exercisable and has a 10-year term.  Pursuant to the purchase agreement between the Company and the Treasury, the Treasury has agreed not to exercise voting power with respect to any shares underlying the warrant and, therefore, no further disclosure with respect to the shares of Common Stock underlying the warrant is contained in the table below.

On August 9, 2010, the Company sold, in a public offering, $8,085,000 of 9%, convertible, subordinated debentures due in 2020 (Debentures) in the principal amount of $1,000.  All of the then-Directors and then-executive officers of the Company participated in the offering and purchased Debentures.  Each Debenture can be converted into Company Common Stock at $3.50 per share, if converted on or before July 1, 2013; at $4.50 per share if converted during the period from July 2, 2013 to July 1, 2016; and, at $6.00 per share if converted during the period from July 2, 2016 to August 9, 2020.  Because the Debentures are currently convertible into shares of Common Stock, the following table specifies the Directors and executive officers who own Debentures and the number of shares of Common Stock they could receive upon full conversion within 60 days of the Record Date for the purposes of beneficial ownership.

Except as indicated, the address of each of the persons listed below is c/o Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117.

Name and Title	Number of Shares of Common Stock Beneficially Owned (1)	Number of Shares Subject to Vested Stock Options (2)	Number of Shares that may be Acquired Upon Conversion of Debentures (3)	Percent of Class Beneficially Owned (2) (3)
Charles G. Baltuskonis, Executive Vice President and Chief Financial Officer, CWBC and CWB	41,097	34,600	6,000	1.35%
Robert H. Bartlein, Director, Chairman of the Board, CWB	230,695	15,000	301,429	8.62%
Jean W. Blois, Director	56,324	20,000	7,143	1.38%
John D. Illgen, Director	35,510	20,000	571	0.93%
Investors of America, Limited Partnership (4)	568,696	-	-	9.43%
Shereef Moharram, Director	10,475	5,000	-	*
Eric Onnen, Director	16,320	5,000	-	*
William R. Peeples (5), Director, Chairman of the Board, CWBC	1,086,971	5,000	263,429	21.51%
Martin E. Plourd, Director, President and Chief Executive Officer, CWBC and CWB	29,000	12,000	-	0.68%
Steven A. Rosso, Executive Vice President and Chief Credit Officer	350	2,000	-	*
James R. Sims, Jr., Director	31,452	20,000	7,143	0.97%
Stieven Capital Advisors, L.P. (6)	429,082	-	-	7.11%
Kirk B. Stovesand, Director	18,003	19,000	8,571	0.75%
All Directors and Executive Officers as a Group (11 in number)	1,556,197	157,600	594,286	34.02%
*	Less than .5%

(1)         Includes shares beneficially owned, directly and indirectly, together with associates, except for shares subject to vested stock options, shares issuable upon conversion of the Debentures and outstanding warrants.  Also includes shares held as trustee and held by or as custodian for minor children.  Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.
(2)         Shares subject to options held by Directors or executive officers that are exercisable within 60 days after the Record Date (vested) are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person and the percent of class owned by all Directors and executive officers as a group, but not for the purpose of computing the percent of class owned by any other person.
(3)         As the Debentures are currently convertible, the shares subject to the Debentures upon conversion held by the Directors or executive officers are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person and the percent of class owned by all Directors and executive officers as a group, but not for the purpose of computing the percent of class owned by any other person.  Each Debenture is convertible into shares of Common Stock at $3.50 per share if converted on or before July 1, 2013, so the figure reflects the number of shares of Common Stock the owner could receive upon conversion of the Debentures at $3.50 per share. As of the Record Date, none of the individuals listed in the preceding table have converted their Debentures into shares of Common Stock.
(4)         Address is: 135 North Meramec, Clayton, MO 63105.  These securities are owned by Investors of America, Limited Partnership and may be deemed to be indirectly owned by First Banks, Inc.  Members of the Dierberg Family and the Dierberg Family Trusts are shareholders of First Securities America, Inc., the General Partner of Investors of America, Limited Partnership, and First Banks, Inc.  First Banks, Inc. disclaims beneficial ownership of these securities.
(5)         Effective July 29, 2011, Mr. Peeples was appointed Interim President and Chief Executive Officer of CWBC to discharge the position duties, and he served in that capacity until his resignation from that position on March 22, 2012.  Mr. Peeples received no cash compensation for serving as President and Chief Executive Officer of CWBC during the interim period.  The aggregate fair value of the 2012 option awards granted to Mr. Peeples in his capacity as a Director is listed in the “Executive Compensation” table.  Includes shares held in a trust of which Mr. Peeples and his spouse are co-trustees with equal voting rights with respect to such shares in trust.

(6)         Address is:  12412 Powerscourt Drive, Suite 250, St. Louis, MO 63131.  Pursuant to the Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2013, the following parties share voting and dispositive power with respect to all of the shares:  Stieven Capital Advisors, L.P., Joseph A. Stieven, Stephen L. Covington and Daniel M. Ellefson.  In addition, Stieven Financial Investors, L.P. shares voting and dispositive power with respect to 349,177 of the shares reported, and Stieven Financial Offshore Investors, Ltd. shares voting and dispositive power with respect to 79,905 of the shares reported.

PROPOSAL 1
ELECTION OF DIRECTORS

Directors and Executive Officers

The Company's Bylaws provide that the authorized number of Directors will be not less than six nor more than 11, with the exact number of Directors fixed from time to time by resolution of a majority of the Board or by resolution of the shareholders.  During 2012, the Directors voted and approved to increase the fixed number of Directors serving on the Board within the range from eight Directors to nine Directors.

At the Meeting, nine persons will be elected to serve as Directors of the Company until the 2014 Annual Meeting and until their successors are elected and have qualified.  The nine persons named below are all currently Directors of the Company and have been nominated by the Board for re-election.  A Proxy that is submitted to the Company with the instruction “AUTHORITY GIVEN” or without instructions will be voted in such a way as to effect the election of all nine nominees, or as many thereof as possible.  In the event that any of the nominees should be unable to serve as a Director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as will be designated by the Board.  Each nominee has consented to being named in the Proxy Statement and has agreed to serve as a member of the Board, if elected.  The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.  Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.  This Bylaw provision is designed to give the Board advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

Pursuant to NASDAQ Stock Market LLC (NASDAQ) Listing Rules, the Board has made an affirmative determination that the following members of the Board are “independent” within the meaning of such rules: Robert H. Bartlein, Jean W. Blois, John D. Illgen, Shereef Moharram, Eric Onnen, William R. Peeples, James R. Sims, Jr. and Kirk B. Stovesand.  As such, pursuant to NASDAQ Listing Rules and Rule 10A-3 of the Securities Exchange Act of 1934 (Exchange Act), a majority of the members of the Board and all the members of the Audit Committee are “independent” as so defined.

The following persons have been nominated for election by the Board:

Robert H. Bartlein	William R. Peeples
Jean W. Blois	Martin E. Plourd
John D. Illgen	James R. Sims, Jr.
Shereef Moharram	Kirk B. Stovesand
Eric Onnen

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “AUTHORITY GIVEN” FOR ALL NINE NOMINEES IN THE ELECTION OF DIRECTORS.

Information about the Nominees

Robert H. Bartlein (Age 65)

Mr. Bartlein has been a member of the Board of CWBC since its inception in 1997 and a founder and Director of CWB since 1989.  Mr. Bartlein serves on CWBC’s Nominating and Corporate Governance Committees and is Chairman of the Board of CWB, Chairman of the Loan Committee and a member of the Compensation, Executive, Bank Regulatory Compliance, Legal and Management Succession Committees.  He is President and CEO of Bartlein & Company, Inc., founded in 1969, which is a property management company with four California offices.  He is a graduate of the University of Wisconsin – Madison, with a degree in Finance, Investments and Banking, and did post-graduate study at the University of Wisconsin - Milwaukee.  Mr. Bartlein is past President and Director of the American Lung Association of Santa Barbara and Ventura Counties.

Jean W. Blois (Age 85)

Mrs. Blois has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989.  She is a member of CWBC’s Asset/Liability Committee and Chairman of CWB’s Compensation Committee.  She co-founded Blois Construction, Inc. and served in a financial capacity before retirement.  She formed her own consulting firm, Jean to the Rescue.  Mrs. Blois graduated with a BS from the Haas School of Business at the University of California, Berkeley.  She served as a Trustee of the Goleta Union School District for 13 years, a Director of the Goleta Water District for 10 years and a council member for the City of Goleta for 6 years, including terms in 2005 and 2007 as Goleta Mayor.

John D. Illgen (Age 68)

Mr. Illgen has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989.  He is Secretary of the Board of CWBC and a member of CWBC’s Nominating and Corporate Governance and Audit Committees and Chairman of CWB’s Asset/Liability Committee and a member of the Compensation and Bank Regulatory Compliance Committees.  Mr. Illgen is Sector Director and Vice President for Modeling and Simulation with Northrop Grumman Information Systems.  He was Founder (1988), President and Chairman of Illgen Simulation Technologies, Inc. until its merger with Northrup Grumman Corporation in December 2003.  Mr. Illgen is Chairman Emeritus of the Board of Directors of the National Defense Industry Association and appeared on television with the late General (Ret) Alexander Haig on “21st Century Business and Health” as an industry expert in information systems, modeling and simulation and other technologies.  Mr. Illgen is on the Advisory Board of the Santa Barbara Scholarship Foundation and is a Past President of Goleta Rotary Club.  In 2012, Mr. Illgen received the International award, “Modern Day Technology Leader” from the BEYA for his contributions to the Modeling and Simulation domain.

Shereef Moharram (Age 41)

Mr. Moharram was named to the Boards of CWBC and CWB in December 2011, and is a member of the Bank Regulatory Compliance and Asset/Liability Committees.  Since 2004, he has been with the legal firm Price Postel & Parma LLP in Santa Barbara, where he specializes in real estate law.  He was a non-equity partner since 2009 and became an equity partner in March 2012.  Mr. Moharram holds a BA in English Literature from the University of California, Santa Barbara, and a JD from UCLA.  He was a member of the Board of Directors of the Santa Barbara Symphony from 2005 to 2009.

Eric Onnen (Age 55)

Mr. Onnen was named to the Boards of CWBC and CWB in December 2011, and serves on CWBC’s Audit Committee.  Mr. Onnen, a resident of Goleta, is co-founder, owner and current Chief Executive Officer of Santa Barbara Airbus, a Goleta ground transportation company since 1983.  He is currently on the Goleta Chamber of Commerce Executive Board of Directors and a past Board member.  He is an active member and past President of Goleta Rotary Club, past President of the Santa Barbara Conference and Visitors Bureau and Film Commission and served as Goleta City Mayor in 2010.  Mr. Onnen holds a BA in business economics from the University of California, Santa Barbara.

William R. Peeples (Age 70)

Mr. Peeples is Chairman of the Board of CWBC and a founder and Director of CWB since 1989.  In addition to serving as Chairman of the Board of CWBC, Mr. Peeples served as Interim President and Chief Executive Officer from July 29, 2011 to March 22, 2012.  Mr. Peeples is Chairman of CWBC’s Nominating and Corporate Governance Committee and serves on CWB’s Executive, Loan, Compensation and Management Succession Committees.  Mr. Peeples served in various financial capacities, including President and Chief Financial Officer of Inamed Corporation from 1985 to 1987.  He also was a founder and Chief Financial Officer of Nusil Corporation and Imulok Corporation from 1980 to 1985.  Mr. Peeples has been active as a private investor and currently serves as Managing General Partner of two real estate partnerships and serves as a member of the Goleta Valley Cottage Hospital Foundation Capital Campaign Steering Committee.  Mr. Peeples holds a BBA from the University of Wisconsin – Whitewater, and an MBA from Golden Gate University, Air Force on-base program.

Martin E. Plourd (Age 55)

Mr. Plourd has been President, Chief Executive Officer and a member of the Board of CWB since November 2011 and President, Chief Executive Officer and member of the Board of CWBC since March 2012.  He was Vice President of CWBC from November 2011 until March 2012.  Mr. Plourd serves on CWB’s Loan, Asset/Liability, Bank Regulatory Compliance and Management Succession Committees and is a member of the Management Disclosure Committee.  He has been in banking for over 30 years and has been a bank executive for over 20 years.  From July 2009 to October 2011, he worked as a private consultant with banks on engagements concerning strategic planning, acquisitions and compliance issues.  From July 2005 to July 2009, Mr. Plourd served first as Chief Operating Officer and then President and Director of Temecula Valley Bank.  Prior to that, he spent 18 years with Rabobank in El Centro, including his last position as Executive Vice President and Community Banking Officer.  Mr. Plourd is a graduate of Stonier Graduate School of Banking and California State Polytechnic University, and he is active in the local community.

James R. Sims, Jr. (Age 77)

Mr. Sims has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989.  Mr. Sims is a member of CWBC’s Audit and the Bank Regulatory Compliance Committees.  Mr. Sims is a real estate broker whose career began in 1970 in Santa Barbara.  He is a past President of the Santa Barbara Board of Realtors, Chairman of the Multiple Listing Service and served as Regional Vice President of the California Association of Realtors.  Mr. Sims served on the Santa Barbara Coastal Housing Association seeking affordable housing and he developed three Residential Care Facilities for the elderly in Camarillo that he operated until his retirement in 2000.

Kirk B. Stovesand (Age 50)

Mr. Stovesand has been a member of the Board of CWBC and CWB since May 2003.  Mr. Stovesand is Chairman of CWBC’s Audit Committee and serves on CWB’s Asset/Liability and Loan Committees and is Secretary of CWB’s Board.  He is a partner of Walpole & Co., founded in 1974, which is a Certified Public Accounting and Consulting firm.  Mr. Stovesand has served on the boards of both for-profit and not-for-profit organizations. He is a graduate of the University of California Santa Barbara with a degree in Business Economics.  Mr. Stovesand received a Masters Degree in Taxation from Golden Gate University and a Master Certificate in Global Business Management from George Washington University.  He is a Certified Financial Planner, certified in mergers and acquisitions, and a member of the American Institute of Certified Public Accountants.

None of the Directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the Directors and executive officers of the Company, acting within their capacities as such.  The Company knows of no family relationships between the Directors and executive officers of the Company, nor do any of the Directors or executive officers of the Company serve as Directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Exchange Act or any investment company registered under the Investment Company Act of 1940.

Executive Officers (not members of the Board)

           The following sets forth, as of the Record Date, the names and certain other information concerning current executive officers of the Company, in addition to the executive officer who is nominated for election as a Director and whose biographical information is provided above.

Charles G. Baltuskonis (Age 62)

Mr. Baltuskonis, Executive Vice President and Chief Financial Officer of CWBC and CWB, has been with the Company since November 2002.  He served as Senior Vice President and Chief Accounting Officer of Mego Financial Corporation from 1997 to 2002, and Senior Vice President and Controller of TAC Bancshares from 1995 to 1997.  Prior to that, he was Chief Financial Officer of F&C Bancshares and of First Coastal Corporation and a Senior Manager with the public accounting firm of Ernst & Young, specializing in services to financial institutions.  Mr. Baltuskonis is a certified public accountant; a member of the American Institute of Certified Public Accountants, Financial Managers Society, including a member of the Financial Institutions Accounting Committee, and recently completed a 5-year term on the Board of Directors of Goleta Valley Chamber of Commerce; and, holds a BS from Villanova University.

Steven A. Rosso (Age 59)

Mr. Rosso, Executive Vice President and Chief Credit Officer of CWB, joined the Company in July 2011.  He served from 2009 as Chief Executive Officer of Corfino, Inc., a company that provides consulting services to California banks regarding construction and real estate projects.  From 1992 to 2008, Mr. Rosso served as President and Chief Executive Officer of Pacific State Bank in Stockton, California.  Mr. Rosso holds a BSBA from San Jose State University, a post-graduate degree in Personal Financial Planning from the University of California and is a graduate of the Pacific Coast Banking School.

Specific Experience, Qualifications, Attributes and Skills of Directors

The Nominating and Corporate Governance Committee (NCGC) has reviewed with the Board the specific experience, qualifications, attributes and skills of each Director, including each nominee for election as a Director at the Annual Meeting.  The NCGC has concluded that each Director has the appropriate skills and characteristics required of Board membership, and each possesses an in-depth knowledge of the Company’s business and strategy.  The NCGC further believes that our Board is composed of well-qualified and well-respected Directors who are prominent in business, finance and the local community. The experience and key competencies of each Director, as reviewed and considered by the NCGC, are set forth below.

Robert H. Bartlein.  As President of Bartlein & Company, Inc., Mr. Bartlein has substantial real estate experience with broad business exposure.  He is knowledgeable in real estate transactions, real estate law, credit analysis, accounting, income tax law and finance.  Mr. Bartlein is particularly familiar with the Central Coast real estate market and is active in the community.  He is a founder and has served on the Bank Board for over 20 years.

Jean W. Blois.  Mrs. Blois has experience starting and operating her own business in Goleta.  She has served for numerous years on Goleta City Council, including two terms as Mayor, and has substantial community involvement.  Mrs. Blois is a founder and has served on the Bank Board for over 20 years.

John D. Illgen.  As founder and Chief Executive Officer of Illgen Simulation Technologies, Inc., until sold to Northrup Grumman, Mr. Illgen has a national reputation in technology, defense and model simulations, and broad business experience.  He continues to be published on technology and is a frequent symposium speaker.  Mr. Illgen is a founder and has served on the Bank Board for over 20 years.

Shereef Moharram.  Mr. Moharram is an attorney, specializing in real estate and is very active in the local community.  The Company believes Mr. Moharram’s legal and real estate background will be pertinent in numerous Board issues.

Eric Onnen.  Mr. Onnen has experience starting and operating a successful business, and he has been very active in local government, including a term as Mayor of Goleta, and he has been extremely involved in the local community.  The Company believes Mr. Onnen’s general business experience, including governmental service, will provide insight on Board issues.

William R. Peeples.  Mr. Peeples has substantial experience in finance, including positions as a Chief Financial Officer, and has expertise in capital raising, venture capital, business combinations, real estate and broad business exposure.  As previously noted, Mr. Peeples also served as interim President and Chief Executive Officer of CWBC.  He is active in the local community.  Mr. Peeples is a founder and has served on the Bank Board for over 20 years.

Martin E. Plourd.  As President, Chief Executive Officer and a Director of the Bank and the Company, and through numerous executive positions Mr. Plourd has held in his banking career, he has a substantial financial services’ background, including management, lending, marketing and bank operations.  This experience enables Mr. Plourd to provide the Company with effective leadership in the conduct of its business and strategic initiatives.  He is active in the community and also has served in executive positions in the banking industry.

James R. Sims, Jr.  Mr. Sims was a former business owner, investor and author and was active in real estate and shared equity transactions.  He is a real estate broker.  Mr. Sims is a founder and has served on the Bank Board for over 20 years.

Kirk B. Stovesand.  Mr. Stovesand has a broad financial background and serves as a partner of an accounting and consulting firm.  He has a CPA, a CFP and a Masters in taxation.  Mr. Stovesand is active on boards of for-profit and not-for-profit organizations.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

Meetings and Committees

The Board met 14 times (12 regular meetings and two special meetings) during the year ended December 31, 2012, and had the following standing committees of Company or Bank that met during the year: Audit/Compliance Committee, Personnel / Compensation Committee and Nominating and Corporate Governance Committee.  In addition, the Company’s Directors served on the Board of Directors of CWB, including the various committees established by CWB.  During 2012, none of the Company’s Directors attended less than 75% of the Company’s Board meetings and meetings of committees on which they served.  All Board members except Mr. Onnen attended the 2012 Annual Meeting of Shareholders.

The Audit Committee is currently composed of four independent Directors:  Messrs. Stovesand, Illgen, Onnen and Sims.  This Committee is responsible for review of all internal and external examination reports and selection of the Company’s independent auditors.  The Audit Committee met seven times during 2012.

The Nominating and Corporate Governance Committee is composed of three independent Directors: Messrs. Peeples, Bartlein and Illgen.  The Committee is responsible for recommendations regarding the Board’s composition and structure and policies and processes regarding overall corporate governance.  The Committee met three times, including once in each six-month period during 2012.

The Personnel / Compensation Committee is composed of four independent Directors: Mrs. Blois and Messrs. Bartlein, Illgen and Peeples.  The Committee is responsible for determining executive compensation.  This Committee met three times, including at least once in each six-month period, during 2012.

Board Leadership Structure and Role in Risk Oversight

The position of Chairman of the Board has been separated from the position of Chief Executive Officer for each of the Company and CWB.  William R. Peeples, a non-employee independent Director, has been elected as the Chairman of the Company and Robert H. Bartlein, a non-employee independent Director, has been elected as the Chairman of CWB.  Martin E. Plourd is serving as President and Chief Executive Officer of the Company and CWB.  Separating these positions allows the Chief Executive Officer to focus on day-to-day business, while allowing the Chairman of the Boards of each of the Company and CWB to lead the respective Boards in their fundamental role of providing advice to and independent oversight of management.  The Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Chairman, particularly as the Board’s oversight responsibilities continue to grow.  While the Company’s bylaws and corporate governance guidelines do not require that the Company’s Chairman and Chief Executive Officer positions be separate, the Board believes that having separate positions and having independent outside Directors serve as the Chairman of each of the Company and CWB is the appropriate leadership structure for the Company at this time and demonstrates the Company’s commitment to good corporate governance.

 Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  The Company faces a number of risks, including economic risks, environmental and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

 The Board believes that establishing the right “tone at the top” and that full and open communication between management and the Board of Directors is essential for effective risk management and oversight. The Company’s Chairman and CWB’s Chairman meet regularly with the President and Chief Executive Officer and other senior officers to discuss strategy and risks facing the Company.  Senior management is available to address any questions or concerns raised by the Board on risk management-related and any other matters.  Periodically, the Board of Directors receives presentations from senior management on strategic matters involving the Company’s operations.  The Board holds strategic planning sessions with senior management to discuss strategies, key challenges and risks and opportunities for the Company.

 While the Board is ultimately responsible for risk oversight at the Company, the Board’s various standing committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk.  The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and discusses policies with respect to risk assessment and risk management.  Risk assessment reports are regularly provided by management to the Audit Committee.  The Personnel/Compensation Committee of the Board assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from compensation policies and programs.  The Nominating and Corporate Governance Committee of the Board assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our Directors and executive officers and corporate governance.

Shareholder Communication with Directors

Shareholders may communicate directly with the Board by writing to:

William R. Peeples, Chairman of the Board of Directors
Community West Bancshares
445 Pine Avenue
Goleta, CA 93117-3709

Audit Committee Report

The Report of the Audit Committee of the Board will not be deemed filed under the Securities Act of 1933 (Securities Act) or under the Exchange Act.

The Board maintains an Audit Committee currently comprised of four of the Company’s Directors, each of whom met the independence and experience requirements of the NASDAQ Listing Rules.  The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company.  The Audit Committee operates under a written charter, which is assessed annually for adequacy.  The Audit Committee charter was last amended and approved on December 13, 2012 and is included as Appendix A to this Proxy Statement.

Based on the attributes, education and experience requirements under the NASDAQ Listing Rules, the requirements set forth in section 407 of the Sarbanes-Oxley Act of 2002 and associated regulations, the Board has identified Kirk B. Stovesand as an “Audit Committee Financial Expert” as defined under Item 407 (d) (5) of Regulation S-K, and has determined him to be independent.

Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee:

•	Reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2012; and

•	Obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The Company’s independent auditor, Ernst & Young LLP (Ernst), is responsible for performing an audit of the Company’s financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.  In fulfilling its oversight responsibilities, the Audit Committee:

•
Discussed with Ernst the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T; and

•
Received and discussed with Ernst the written disclosures and the letter from Ernst required by applicable requirements of PCAOB regarding Ernst’s communications with the Audit Committee concerning independence, and reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2012 was compatible with their independence.

In addition, the Company received a letter from Ernst to the effect that Ernst’s audit of the Company was subject to its quality control system for the United States accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Ernst personnel working on the audit and the availability of national office consultation.

In performing its functions, the Audit Committee acts only in an oversight capacity.  It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls.  Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s auditors are independent.

Based upon the reviews and discussions described above, and the report of Ernst, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Kirk B. Stovesand, Chairman
John D. Illgen
Eric Onnen
James R. Sims, Jr.

Dated: March 28, 2013

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee (NCGC) was established in February 2004 and the committee charter (Charter) was approved.  The Charter is annually assessed and the latest version was amended and approved on December 13, 2012.  A copy of the Charter is included as Appendix B to the Company’s 2013 Proxy Statement.  The NCGC, consisting of three independent Directors, makes recommendations to the Board regarding the Board’s composition and structure, nominations for elections of Directors and policies and processes regarding principles of corporate governance to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders.  The NCGC reviews the qualifications of, and recommends to the Board, candidates as additions, or to fill Board vacancies, if any were to occur during the year.

The NCGC will consider, as part of its nomination process, any Director candidate recommended by a shareholder of the Company who follows the procedures in this Proxy Statement shown under the heading “2014 Shareholder Proposals” set forth below.  The NCGC will follow the processes in the Charter when identifying and evaluating overall Board composition and individual nominees to the Board.

Additional information regarding (i) the NCGC’s policy with regard to the consideration of any Director candidates recommended by security holders and related procedures to be followed by security holders in submitting such recommendations, (ii) minimum qualifications of Director candidates, and (iii) the NCGC’s process for identifying and evaluating nominees for Directors, is incorporated herein by reference to the Charter.

The NCGC determines the required selection criteria and qualifications of Director nominees based upon the Company’s needs at the time nominees are considered.  In general, Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company’s shareholders.  In addition to the foregoing considerations, the NCGC will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; number of other board seats; and, willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the Board.  The NCGC considers these same criteria for candidates regardless of whether the candidate was identified by the NCGC, by shareholders, or any other source.

  The goal of the NCGC is to seek to achieve a balance of knowledge and experience on the Company’s Board.  To this end, the NCGC seeks nominees with the highest professional and personal ethics and values, an understanding of the Company’s business and industry, diversity of business experience, expertise and backgrounds, a high level of education, broad-based business acumen and the ability to think strategically.  The composition of the current Board reflects diversity in business and professional experience, skills, and gender.  The NCGC reviews the effectiveness of the Charter in achieving the goals of the NCGC as stated therein annually.

Compensation Committee

The Compensation Committee (CC) assists the Board by reviewing and approving the Company’s overall compensation and benefit programs and administering the compensation of the Company’s executive and senior officers.  The CC is comprised of four of the Company’s Directors, each of whom meet the current independence and experience requirements of the applicable provision of the NASDAQ Listing Rules and requirements of the Securities and Exchange Commission (SEC).  During 2012, neither the CC nor the Board of Directors utilized the services of an outside compensation consultant.  The CC operates under a written charter, which is assessed annually for adequacy, was last amended and approved on March 7, 2013 and is included as Appendix C to this Proxy Statement.

The CC’s overall philosophy is as follows: (i) to attract and retain quality talent which is critical to both short-term and long-term success; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

The CC’s functions and objectives are: (i) to review and approve the Company’s overall compensation and benefit programs and for administering the compensation for the Company’s executive and senior officers; (ii) to determine the competitiveness of current base salaries, annual and long-term incentives relative to specific competitive markets for the President and Chief Executive Officer and other senior management; (iii) to establish goals and objectives for senior officers and evaluate performance in light of the goals and objectives;  (iv) to evaluate and recommend the annual compensation and incentive plans for the President/CEO and other Senior Executive Officers; (v) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (vi) to retain advisors and to be responsible for their appointment, payment and oversight as it deems necessary to carry out its duties; (vii) to review and reassess the adequacy of the CC’s Charter annually and recommend any proposed changes to the Board for approval, which will be included in or discussed in the annual Proxy Statement no less frequently than every three years.

During 2012, the CC oversaw compliance obligations related to compensation controls imposed upon the Company as a result of the Company receiving financial assistance from Treasury under TARP-CPP.  Most of the compliance obligations have terminated as a result of the sale on December 11, 2012 of all shares of outstanding Series A Preferred Stock to private investors.  The CC will continue to oversee the remaining obligations related to certification of compliance with respect to the period from January 1, 2012 through December 11, 2012 during which Treasury held shares of Series A Preferred Stock.

PROPOSAL 2

SHAREHOLDER ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank) and corresponding SEC rules enable the Company’s shareholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules.  Accordingly, the following resolution will be submitted for shareholder approval at the Annual Meeting:

"RESOLVED, that the compensation paid to the Named Executive Officers of Community West Bancshares as disclosed in this Proxy Statement pursuant to Item 402 of SEC Regulation S-K, is hereby approved on an advisory, non-binding basis.”

The Board believes that the Company’s compensation policies and procedures, which are reviewed and approved by the CC, are effective in aligning the compensation of the Company’s Named Executive Officers with the Company’s short-term goals and long-term success and that such compensation and incentives are designed to attract, retain and motivate the Company’s key executives who are directly responsible for the Company’s continued success.  The Board believes that the Company’s compensation policies and practices do not threaten the value of the Company or the investments of its shareholders or create incentives to engage in behaviors or business activities that are reasonably likely to have a material adverse impact on the Company.  The Board further believes that the Company’s culture focuses executives on sound risk management and appropriately rewards executives for performance.  The Board further believes that the Company’s compensation policies and procedures are reasonable in comparison both to the Company’s peer bank holding companies and to the Company’s performance during the 2012 fiscal year.

Similar “Say on Pay” proposals were approved by a majority of the shares of Common Stock voted at each of the Company’s 2009, 2010 and 2011 Annual Meetings of Shareholders, in connection with the Company’s participation in TARP-CPP.

Shareholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of the Company’s Named Executive Officers in the section captioned “EXECUTIVE COMPENSATION.”

Because your vote is advisory, the outcome of the vote will not: (i) be binding upon the Company’s Board or CC with respect to future executive compensation decisions, including those relating to the Company’s Named Executive Officers, or otherwise; (ii) overrule any decision made by the Board or the CC; or (iii) create or imply any additional fiduciary duty by the Company’s Board or the CC.  However, the CC expects to take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation and Vote Required

THE BOARD RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” APPROVAL IN A NON-BINDING ADVISORY VOTE, OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF SEC REGULATION S-K.

The affirmative vote of a majority of the Common Stock represented at the Meeting, in person or by proxy, and entitled to vote on the proposal is required to approve, in a non-binding advisory vote, the compensation paid to the Company’s Named Executive Officers as disclosed in this Proxy Statement.  Proxies received by the Company and not revoked prior to or at the Meeting will be voted in favor of this non-binding, advisory proposal unless otherwise instructed by the shareholder.  The effect of an abstention is the same as a vote “AGAINST” the proposal.  Broker non-votes will not be counted in determining whether or not the proposal has been approved.

PROPOSAL 3

SHAREHOLDER ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

Dodd-Frank and corresponding SEC rules also enable the Company’s shareholders to vote, on an advisory and non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of the Company’s Named Executive Officers.  By voting on this proposal, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two or three years.  Accordingly, the following resolution is submitted for an advisory shareholder vote at the Meeting:

"RESOLVED, that the shareholders advise that an advisory resolution with respect to executive compensation should be presented to the shareholders every one, two or three years as reflected by their votes for each of these alternatives in connection with this resolution.”

In voting on this resolution, you should mark your proxy for one, two or three years based on your preference as to the frequency with which an advisory vote on executive compensation should be held.  If you have no preference, you should abstain.

The Board believes that, while the trend for large corporations may favor an annual vote, because there are only a small number of executives involved and the Board believes that controls in place over such function, including the CC, are adequate, that an advisory vote every three years is the preferred option.

 Because your vote is advisory, it will not be binding upon the Company’s Board or the CC.  However, the Board will take into account the outcome of the vote when considering the frequency of advisory shareholder approval of the compensation of the Named Executive Officers.

Recommendation and Vote Required

THE BOARD RECOMMENDS HOLDING AN ADVISORY VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS “EVERY THREE (3) YEARS.”

The affirmative vote of a majority of the common shares represented at the Meeting, in person or by proxy, and entitled to vote on the proposal is required to approve, one of the selections under this advisory proposal.  Proxies received by the Company and not revoked prior to the Meeting will be voted in favor of “EVERY THREE (3) YEARS” unless otherwise instructed by the shareholder.  The effect of an abstention is the same as a vote “AGAINST” each of the selections in the advisory proposal.  Broker non-votes will have no effect on the outcome.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the years ended December 31, 2012 and 2011, the compensation information for Martin E. Plourd, President and Chief Executive Officer of CWBC and CWB, and the other two most highly compensated executive officers who earned at least $100,000 during 2012 (collectively, the Named Executive Officers) serving the Company in 2012.  Also listed is William R. Peeples, who served as Interim President and Chief Executive Officer, CWBC, until March 22, 2012.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
Martin E. Plourd, President and Chief Executive Officer, CWBC and CWB (3)	2012	$250,000	$60,000	-	$39,386	-	-	$45,097 -	$394,483
	2011	41,026	-	-	69,426	-	-	132.600	243,052
William R. Peeples, Former Interim President and Chief Executive Officer, CWBC (4)	2012	-	-	-	9,847	-	-	-	9,847
	2011	-	-	-	-	-	-	-	-
Charles G. Baltuskonis, Executive Vice President and Chief Financial Officer, CWBC and CWB	2012	220,512	25,000	-	19,693	-	-	26,075	291,280
	2011	207,330	-	-	7,631	-	-	25,477	240,438
Steven A. Rosso, Executive Vice President and Chief Credit Officer, CWB (5)	2012	190,000	25,000	-	12,976	-	-	3,519	231,495
	2011	88,892	-	-	-	-	-	-	88,892

(1)  Column represents the aggregate grant date fair value of option awards granted during the applicable fiscal year as computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.  The terms of the 1997 and 2006 Plans are described below in “Employment Arrangements and Other Factors Affecting 2012 Compensation.”  Furthermore, the amount recognized for these awards was calculated based on the Black-Scholes option-pricing model.  See the Company’s Annual Report on Form 10-K, at Note 10 to the Company’s Financial Statements for the year ended December 31, 2012.

(2) Column represents 401(k) Company match for all executives and non-vested Company contributions to the participant’s Deferred Compensation account.  All Other Compensation in 2012 for Mr. Plourd includes an automobile allowance of $9,600 and All Other Compensation in 2011 for Mr. Plourd includes a relocation allowance of $26,000 and an automobile allowance of $1,600.  For 2012 and 2011, respectively, All Other Compensation also includes Company contributions to the participant’s Deferred Compensation account as follows: Mr. Plourd, $30,000 and $105,000; Mr. Baltuskonis, $19,200 and $19,200.  See “Potential Payments upon Retirement, Termination or Change-In-Control” below.

(3)  Mr. Plourd was appointed as President and Chief Executive Officer of CWB and Vice President of CWBC, effective November 2, 2011.  In March 2012, he was also named Acting President and Chief Executive Officer of CWBC, and this was approved by the Federal Reserve Board on May 4, 2012.  Mr. Plourd’s annual base salary is currently $250,000 (adjusted to $275,000 as of January 1, 2013).  See “Employment Arrangements for Martin E. Plourd” - below.

(4)  In addition to serving as Chairman of the Board of CWBC, Mr. Peeples served as Interim President and Chief Executive Officer of CWBC from July 2011 to March 2012.  Mr. Peeples received no cash compensation for his service as Interim President and Chief Executive Officer of CWBC and, therefore, all of his 2012 and 2011 compensation for his service as a Director is included in the Director Compensation table below.

(5)  Mr. Rosso commenced employment effective July 5, 2011.

Employment Arrangements and Other Factors Affecting 2012 Compensation

During 2012, the terms of each of Messrs. Plourd and Baltuskonis’ employment arrangements were governed by written employment agreements with the Company.  There was no written arrangement between the Company and Mr. Peeples with respect to his former services as Interim President and Chief Executive Officer and Mr. Peeples was not entitled to any executive compensation for such service.  For a description of the material terms of such employment agreements, please see “Potential Payments upon Retirement, Termination or Change-In-Control” herein.

Messrs. Plourd and Baltuskonis have each entered into a written agreement with the Company pursuant to which they have agreed to certain modifications to compensation, bonus, incentive and other benefit plans, arrangements and agreements, including golden parachute, severance and employment agreements (Benefit Plans) to comply with the requirements for executive compensation imposed upon the Company as a result of its participation in TARP-CPP.  As previously noted, all shares of Series A Preferred Stock previously held by Treasury were sold by Treasury to private investors on December 11, 2012 and, accordingly, the Company and executives are no longer subject to such provisions after December 11, 2012, except that the Company will be prohibited from paying a bonus to its most highly compensated employee if the bonus is related to any period on or prior to December 11, 2012 during which Treasury held the Series A Preferred Stock regardless of when the bonus is paid, and bonuses paid to the Bank’s senior executive officers with respect to such period will continue to be subject to clawback.  Bonuses paid to the Bank’s senior executive officers with respect to any period after December 11, 2012 will not be subject to the compensation limitations of TARP-CPP.

Stock Option Plans

The 1997 Stock Option Plan

In connection with the bank holding company reorganization, the Company adopted the Community West Bancshares 1997 Stock Option Plan (1997 Plan), which provided for the issuance of up to 1,292,014 option shares.  This Plan expired on January 23, 2007.  At December 31, 2012, the number of shares to be issued upon exercise of outstanding options granted pursuant to the 1997 Plan was 117,700 shares.

The 2006 Stock Option Plan

On March 23, 2006, the Company’s Board adopted the 2006 Stock Option Plan (2006 Plan).  The 2006 Plan was subsequently approved by the shareholders at the 2006 Annual Meeting of Shareholders.  The 2006 Plan provides for the issuance of up to 500,000 shares of the Company’s Common Stock to Directors, officers and key employees of the Company and CWB.  At December 31, 2012, the number of shares to be issued upon exercise of outstanding options granted pursuant to the 2006 Plan was 329,375 shares, and the number of shares of Common Stock remaining available for future issuance under the 2006 Plan was 162,875 shares.  See tables entitled “Outstanding Equity Awards at Fiscal Year-End” and “Director Compensation Table” for more information regarding options outstanding as of December 31, 2012.

Eligibility.  Full-time employees, officers and Board members of the Company and subsidiaries, including CWB, are eligible to receive awards under the 2006 Plan at the discretion of the Board.

Plan Term.  The 2006 Plan’s term commenced on May 25, 2006 and will terminate on March 23, 2016 (subject to early termination is described herein).

Administration.  The 2006 Plan is administered by the Board, serving as the “Stock Option Committee”, one or more of whom may also be executive officers and therefore may not be deemed to be “independent,” as that term is defined in the listing standards of the NASDAQ Stock Market, LLC.  Members of the Board receive no additional compensation for their administration of the Plans.  Each Director will abstain from approving the grant of any options to themselves.  Options may be granted only to Directors, officers and key employees of the Company and any subsidiary, including CWB.  Subject to the express provisions of the 2006 Plan, the Board is authorized to construe and interpret the 2006 Plan, and make all the determinations necessary or advisable for administration of the 2006 Plan.  The full text of the 2006 Plan is available as Appendix A to the Company’s Proxy Statement filed with the SEC on April 13, 2006.

Incentive and Non-Qualified Stock Options.  The 2006 Plan provides for the grant of both incentive stock options and non-qualified options.  Incentive stock options are available only to persons who are employees of the Company, and are subject to limitations imposed by applicable sections of the Internal Revenue Code, as amended, including a $100,000 limit on the aggregate fair market value (determined on the date the options are granted) of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the 2006 Plan and all other “incentive stock option” plans of the Company).  Any options granted under the 2006 Plan which do not meet the limitations for incentive stock options, or which are otherwise not deemed to be incentive stock options, are deemed “non-qualified.”

Amendment and Termination of the 2006 Plan.  The 2006 Plan, and all stock options previously granted under the 2006 Plan, will terminate upon the dissolution or liquidation of the Company, upon a consolidation, reorganization, or merger as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company.  However, all options theretofore granted will become immediately exercisable in their entirety upon the occurrence of any of the foregoing, and any options not exercised immediately upon the occurrence of any of the foregoing events will terminate, unless provision is made for the assumption or substitution thereof.  As a result of these acceleration provisions, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable.  The Board may at any time suspend, amend or terminate the 2006 Plan, and may, with the consent of the respective optionee, make such modifications to the terms and conditions of outstanding options as it may deem advisable.  Certain amendments to the 2006 Plan may also require shareholder approval if such amendment or modification would: (a) materially increase the number of shares of Common Stock which may be issued under the 2006 Plan; (b) materially increase the number of shares of Common Stock which may be issued at any time under the 2006 Plan to all Directors who are not also officers or key employees of the Company; (c) materially modify the requirements as to eligibility for participation in the 2006 Plan; (d) increase or decrease the exercise price of any option granted under the 2006 Plan; (e) increase the maximum term of options provided for in the 2006 Plan; (f) permit options to be granted to any person who is not an eligible participant; or (g) change any provision of the 2006 Plan which would affect the qualification as an incentive stock option under the 2006 Plan.  The amendment, suspension or termination of the 2006 Plan will not, without the consent of the optionee, alter or impair any rights or obligations under any outstanding option under the 2006 Plan.

Adjustments Upon Changes in Capitalization.  The total number of shares covered by the 2006 Plan and the price, kind and number of shares subject to outstanding options thereunder, will be appropriately and proportionately adjusted if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to CWBC as provided in the 2006 Plan.  Fractional share interests of such adjustments may be accumulated, although no fractional shares of stock will be issued under the 2006 Plan.

Holdings of Outstanding Equity Awards

The following table sets forth certain information, pursuant to SEC rules, regarding stock options outstanding at December 31, 2012 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Charles G. Baltuskonis	5,000	-	-	$6.50	7/24/13
	10,000	-	-	$8.75	2/26/14
	3,750	-	-	$12.50	7/26/17
	1,600	400	-	$8.65	2/28/18
	3,000	750	-	$3.995	7/29/18
	1,600	400	-	$3.45	11/20/18
	3,000	2,000	-	$2.36	4/29/19
	2,250	1,500	-	$2.35	7/23/19
	2,000	3,000	-	$3.50	12/16/20
	1,000	4,000	-	$2.57	9/1/21
	-	10,000	-	$3.25	12/13/22
William R. Peeples (2)	5,000	-	-	$10.75	12/20/17
	5,000	-	-	$3.45	11/20/18
Martin E. Plourd	12,000	48,000	-	$1.95	11/2/21
	-	20,000	-	$3.25	12/13/22
Steven A. Rosso	-	10,000	-	$2.13	2/23/22

(1)	Each option grant generally vests 20% on each anniversary of the grant date. Each stock option expires 10 years after the date the stock option was granted.

(2)
Mr. Peeples was previously granted these options in his capacity as a Director and he was not awarded any options during his term as Interim President and Chief Executive Officer, CWBC.  As a Director, any options granted to him are deemed non-qualifying and immediately vest.

Pension Benefits

Excluding any tax-qualified contribution plan and any nonqualified defined contribution plan, none of the Named Executive Officers or any other key officers participate in any plan that provides for payments or other benefits at, following, or in connection with, retirement.

Potential Payments upon Retirement, Termination or Change-In-Control

Employment Arrangements for Martin E. Plourd

Mr. Plourd has an employment contract, effective November 2, 2011, with an annual base salary of $250,000 (adjusted to $275,000 as of January 1, 2013) for his service as President and Chief Executive Officer of the Bank and as Vice President of the Company.  The terms of this employment agreement will terminate on December 31, 2014, subject to early termination as discussed below, but will automatically renew for successive periods of 12 months unless at least three months before the expiration of any preceding term or renewal term, either (a) the Board provides written notice of non-renewal to Mr. Plourd or (b) Mr. Plourd provides written notice of non-renewal to the Bank.  During January of each year during the term of the employment agreement and any renewal term, the Board will review Mr. Plourd’s base salary and will determine, in its sole discretion, whether or not to adjust such salary.  Any such salary adjustment will be effective as of the first day of such calendar year.  Subject to the terms of the Company’s Compensation Policy (which is attached as Exhibit C to Mr. Plourd’s employment agreement), Mr. Plourd will be eligible to receive an annual bonus in an amount, if any, as determined by the Board of Directors in its sole discretion.  Any bonus or incentive compensation that may be paid to Mr. Plourd with respect to any period during which Treasury held any shares of Series A Preferred Stock is subject to recovery or clawback by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.  For 2012 and 2011, respectively, $60,000 and $0 bonus amounts were awarded.  Mr. Plourd is eligible to receive stock option grants to purchase shares of Common Stock as may be determined by the Board of Directors in its sole discretion.  See “Outstanding Equity Awards at Fiscal Year-End” table.

Mr. Plourd also received a one-time relocation and temporary housing allowance of $26,000 during 2011 pursuant to his employment agreement.  Mr. Plourd is entitled to an automobile allowance of $800 per month.

In addition, he has a deferred compensation account established and maintained at CWB for his benefit.  To this account, the Company credited $100,000 on December 31, 2011.  In addition, $2,500 per month will also be credited to this account during the term of Mr. Plourd’s employment.  Monthly interest credits will be earned throughout the term of the agreement at the then-current CWB six-month certificate of deposit rate on an annualized basis.  No funds in this account will vest prior to the date Mr. Plourd attains age 65, and will be paid in its entirety when Mr. Plourd attains age 66.  In the event of a change of control before Mr. Plourd attains age 65, the total amount credited to this account will become fully vested.

Mr. Plourd’s employment agreement specifies that, in the event of termination without cause or on non-renewal, he would continue to receive salary and benefits plus deferred compensation for a period of three months following the Bank’s written notice of Mr. Plourd’s termination or non-renewal, and one year’s base salary.  Also, the contract contains a change of control (as defined) clause whereby, if he is terminated within one year following such event, he would be entitled to base salary and benefits for a period of one year.

Employment Arrangements for Charles G. Baltuskonis

Mr. Baltuskonis has an employment contract, effective July 1, 2007.  Beginning September 1, 2011, Mr. Baltuskonis’ annual base salary was adjusted to $220,512.  In addition, he has a deferred compensation account established and maintained at CWB for his benefit.  To this account, the Company credited $40,000 each on July 1, 2007 and on December 31, 2007.  In addition, $1,600 per month will also be credited to this account during the term of Mr. Baltuskonis’ employment.  Monthly interest credits will be earned throughout the term of the agreement at the then-current CWB six-month certificate of deposit rate.  No funds in this account will vest prior to the date Mr. Baltuskonis attains age 65, and normal payments would not commence until such time as Mr. Baltuskonis attains age 66, whether or not he is employed by the Company.  In the event of a change of control before Mr. Baltuskonis attains age 65, he will vest 50% of the account balance.

Mr. Baltuskonis’ contract specifies that, in the event of termination without cause, he would continue to receive salary and benefits plus deferred compensation for a period of three months.  Also, the contract contains a change of control (as defined) clause whereby, if he is terminated within one year following such event, he would be entitled to base salary and benefits for a period of one year.  Mr. Baltuskonis is also eligible for an annual bonus which is determined by the Board in its sole discretion.  For 2012 and 2011, respectively, $25,000 and $0 bonus amounts were awarded.

Treatment of Outstanding Stock Options upon Retirement, Termination or Change of Control

  Termination of Employment or Affiliation.  Under the terms of the 1997 and 2006 Plans (Plans), in the event an optionee ceases to be affiliated with the Company or a subsidiary for any reason other than disability, death or termination for cause, the stock options granted to such optionee will expire at the earlier of the expiration dates specified for the options, or 90 days after the optionee ceases to be so affiliated.  During such period after cessation of affiliation, the optionee may exercise the option to the extent it was exercisable as of the date of such termination, and thereafter the option expires in its entirety.  If an optionee’s stock option agreement so provides, and if an optionee’s status as an eligible participant is terminated for cause, the options held by such person will expire 30 days after termination, although the Board may, in its sole discretion, within 30 days of such termination, reinstate the option.  If the option is reinstated, the optionee will be permitted to exercise the option only to the extent, for such time, and upon such terms and conditions as if the optionee’s status as an eligible participant had been terminated for a reason other than cause, disability or death, as described above.

  Liquidation or Change of Control.  The Plans, and all stock options previously granted under the Plans, terminate upon the dissolution or liquidation of the Company, upon a consolidation, reorganization or merger as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company.  However, all options heretofore granted become immediately exercisable in their entirety upon the occurrence of any of the foregoing, and any options not exercised immediately upon the occurrence of any of the foregoing events will terminate unless provision is made for the assumption or substitution thereof.  As a result of the acceleration provisions, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable.  All options outstanding at the time of completion of the merger(s) will survive and not become immediately exercisable.

Profit Sharing and 401(k) Plan

The Company has established a 401(k) plan for the benefit of its employees.  Employees are eligible to participate in the plan after three months of consecutive service.  Employees may make contributions to the plan under the plan’s 401(k) component and the Company may make contributions under the plan’s profit sharing component, subject to certain limitations. The Company’s contributions were determined by the Board and amounted to $175,000 in 2012 and $192,000 in 2011.

Directors’ Compensation

CWB’s non-employee Directors are paid for attendance at CWB Board meetings at the rate of $1,200 ($1,500 for the Chairman) for each regular Board meeting and $250 ($350 for Audit Committee Chairman) for each committee meeting.  If a Director attends a meeting by telephone, only 25% of the above fee is received.  In 2012, no additional discretionary compensation was awarded to the non-employee Directors.  There were no CWBC Director fees paid during 2012.

The following table sets forth information concerning the compensation paid to each of the Company’s Directors during 2012.  Compensation paid to Martin E. Plourd, Director, President and Chief Executive Officer, CWBC and CWB, is not included in this table because he was an employee during 2012 and, therefore, received no additional compensation for his service as a Director.  Compensation paid to William R. Peeples, Chairman of the Board of CWBC, is included in this table and not in the Summary Compensation Table because he received no additional compensation for his service as Interim President and Chief Executive Officer of CWBC.

DIRECTOR COMPENSATION TABLE
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert H. Bartlein	$35,500	-	$9,847	-	-	-	$45,347
Jean W. Blois	16,650	-	9,847	-	-	-	26,497
John D. Illgen	19,815	-	9,847	-	-	-	29,662
Shereef Moharram	18,400	-	9,847	-	-	-	28,247
Eric Onnen	14,250	-	9,847	-	-	-	24,097
William R. Peeples	29,500	-	9,847	-	-	-	39,347
James R. Sims Jr.	20,215	-	9,847	-	-	-	30,062
Kirk B. Stovesand	32,600	-	9,847	-	-	-	42,447

(1) Outstanding stock options held by each non-employee Director at December 31, 2012 are as follows:  Robert H. Bartlein, 15,000; Jean W. Blois, 20,000; John D. Illgen, 20,000; Shereef Moharram, 5,000; Eric Onnen, 5,000; William R. Peeples, 10,000; James R. Sims, Jr., 20,000; Kirk B. Stovesand, 19,000.  Stock options held at December 31, 2012 by Mr. Plourd are included in the table for the Named Executive Officers under the heading entitled “Outstanding Equity Awards at Fiscal Year-End.”

 (2)  During 2012, the Company granted 5,000 stock option award shares to all of the Directors identified in the table above.  Column represents the aggregate grant date fair value of option awards granted during the applicable fiscal year as computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.  The terms of the 1997 and 2006 Plans are described below in “Employment Arrangements and Other Factors Affecting 2012 Compensation”.  Furthermore, the amount recognized for these awards was calculated based on the Black-Scholes option-pricing model.  See the Company’s Annual Report on Form 10-K, at Note 10 to the Company’s Financial Statements for the year ended December 31, 2012.
During 2012, the Company granted stock option awards to Mr. Plourd which are reported in the “Executive Compensation Table” and the “Outstanding Equity Awards at Fiscal Year-End” table.

Certain Relationships and Related Transactions

Some of the Directors and executive officers of the Company, as well as the companies with which such Directors and executive officers are associated, are customers of and have had banking transactions with CWB in the ordinary course of business.  CWB expects to have such ordinary banking transactions with such persons in the future. In the opinion of CWB management, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.  Although CWB does not have any limits on the aggregate amount it would be willing to lend to Directors and officers as a group, loans to individual Directors and officers must comply with CWB’s internal lending policies and statutory lending limits.

PROPOSAL 4

RATIFICATION OF THE COMPANY’S INDEPENDENT AUDITORS

The Company’s independent auditors for the fiscal year ended December 31, 2012 were Ernst & Young LLP (Ernst).  The Board of Directors, upon recommendation of its Audit Committee, has ratified the appointment of Ernst to serve as its independent auditors for the fiscal year ending December 31, 2013.  Representatives of Ernst are expected to be present at the Meeting.  The Company will afford the representatives an opportunity to make a statement, should they desire to do so, and expect that the representatives will be available to respond to appropriate questions.

The Board of Directors is requesting the Company's shareholders to ratify the appointment of Ernst as the Company's independent auditors for 2013.  Although ratification is not required by the Company's Bylaws or otherwise, the Board of Directors is submitting the appointment of Ernst to the shareholders for ratification because the Board of Directors values the shareholders' views on the Company's independent auditors and as a matter of good corporate practice.  In the event that the shareholders fail to ratify the appointment, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm.  Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent auditor, subject to ratification by the Board of Directors, at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends a vote "FOR" the ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2013.

Audit Fees

During the years ended December 31, 2012 and 2011, the aggregate fees billed by Ernst for the audit of the Company’s consolidated financial statements for such fiscal year and for the review of the Company’s interim financial statements were $309,000 and $302,000 respectively.  These amounts include fees related to the fiscal year audit and interim reviews, notwithstanding when the fees were billed or when the services were rendered.  Expenses included were billed from January through December of the fiscal year, not withstanding when the expenses were incurred.

Audit-Related Fees

During the years ended December 31, 2012 and 2011, $15,000 and $15,000 were billed in connection with audit-related services.  For both years, the $15,000 was for services related to the Bank’s HUD audit.

Tax Fees

During the years ended December 31, 2012 and 2011, the aggregate fees billed by Ernst for professional services related to recurring state and federal tax preparation, compliance and consulting were $44,000 and $42,000, respectively.

All Other Fees

During the years ended December 31, 2012 and 2011, there were no fees billed by Ernst for any other products or services provided by Ernst that are not otherwise disclosed above.

The Audit Committee of the Company reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2011 was compatible with their independence.  The Audit Committee pre-approves all audit and permissible non-audit services to be provided by Ernst and the estimated fees for these services.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent auditor.  These services may include audit, audit-related, tax and other services.  Pre-approval is generally provided for up to one year and is detailed as to a particular service or category of service.  The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with the pre-approval and the fees for services performed to date.  All services performed by Ernst for which fees were billed to the Company during the years ended December 31, 2012 and 2011 as disclosed herein were approved by the Audit Committee pursuant to the procedures outlined herein.  All of the services of Ernst in auditing the Company’s Financial Statements for the year ended December 31, 2012 were performed by Ernst or its full-time, permanent employees.

2014 SHAREHOLDER PROPOSALS

Shareholder proposals to be considered for inclusion in the Proxy Statement for the Company’s 2014 Annual Meeting of Shareholders (2014 Meeting) must be received by the Company at its offices at 445 Pine Avenue, Goleta, California 93117, no later than December 10, 2013.  The proposals must also satisfy the conditions and procedures prescribed by the Company’s Bylaws and by the SEC in Rule 14a-8 for such proposals to be included in the Company’s Proxy Statement for the 2014 Meeting, and must be limited to 500 words.  To be included in the Proxy Statement, the shareholder must be a holder of record or beneficial owner of at least $2,000 in market value or 1% of the Company’s securities entitled to be voted on the proposal, and have held the shares for at least one year and will continue to hold the shares through the date of the 2014 Meeting.  Either the proposer, or a representative qualified under California law to present the proposal on the proposer’s behalf, must attend the meeting to present the proposal.  Shareholders may not submit more than one proposal.

The SEC has in effect a rule governing a company's ability to use discretionary proxy authority with respect to proposals that were not submitted in time to be included in the Proxy Statement (i.e., outside the processes of Rule 14a-8 as described in the preceding paragraph).  As a result, in the event a proposal is not submitted to the Company prior to February 22, 2014, and the proxy materials delivered in connection with the 2014 Meeting contain a statement conferring discretionary authority to the proxy holders of the Company (similar to the statement set forth in the third paragraph of this Proxy Statement), the proxies solicited by the Board for the 2014 Annual Meeting will confer discretionary authority to the proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is received by the Company after February 22, 2014.

Whether or not you intend to be present at the Meeting, you are urged to return your Proxy promptly.  If you are then present at the Meeting and wish to vote your shares in person, your original Proxy may be revoked by voting at the Meeting.  However, if you are a shareholder whose shares are not registered in your own name, you will need the Proxy obtained from your recordholder to vote personally at the Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers (as defined in regulations promulgated by the SEC thereunder), Directors and persons who own more than ten percent of the Common Stock to file reports of stock ownership and changes in stock ownership with the SEC.  The officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of all reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the last year its officers, Directors and greater than ten percent beneficial owners complied with all filing requirements, except as follows:

Ardyce M. Peeples is the spouse of the Company’s Chairman of the Board, William R. Peeples.  Prior to October 8, 2012, Mrs. Peeples disclaimed beneficial ownership of shares held by Mr. Peeples and, accordingly, was not deemed to be a ten percent (10%) beneficial owner of the Company’s outstanding Common Stock and, accordingly, was not subject to the reporting requirements of Section 16(a) of the Exchange Act.  Effective October 8, 2012, Mr. and Mrs. Peeples consolidated their share ownership within their family trust for which they both are co-trustees.  As a result, Mrs. Peeples is henceforth deemed to beneficially own or control more than 10% of the outstanding Common Stock for purposes of the reporting requirements of section 16(a) of the Exchange Act.  After realizing this, Mrs. Peeples filed a Form 3 on February 28, 2013.  In addition, Forms 4 which were originally filed by Mr. Peeples on December 14, 2012 and December 28, 2012 were subsequently amended, on February 28, 2013, to include Mrs. Peeples as a joint filer with respect to these forms.  Although these filings are not filed late with respect to Mr. Peeples, they constitute late filings by Mrs. Peeples pursuant to the provisions of Section 16(a) of the exchange Act.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is being delivered to shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders.  Upon the written or oral request of a shareholder, the Company will deliver promptly a separate copy of the Proxy Statement and the Annual Report on Form 10-K to a shareholder at a shared address to which a single copy was delivered.  Shareholders desiring to receive a separate copy in the future may contact Charles G. Baltuskonis, Executive Vice President and Chief Financial Officer, Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117-3474, telephone (805) 692-5821.

PROXY MATERIALS AND ANNUAL REPORT ON FORM 10-K

Copies of the Company’s Proxy Materials described herein and the 2012 Annual Report on Form 10-K, as filed with the SEC, are available upon request to: Charles G. Baltuskonis, Executive Vice President and Chief Financial Officer, Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117-3474, telephone (800) 569-2100, e-mail: cbaltuskonis@communitywestbank.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2013

This Proxy Statement, the proxy card, the Company’s Annual Report to Shareholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and directions to the location of the Annual Meeting, are available on the Company's website at www.communitywest.com.

By Order of the Board of Directors,
COMMUNITY WEST BANCSHARES
William R. Peeples,
Chairman of the Board

Dated: April 8, 2013
Goleta, California

APPENDIX A
Community West Bancshares
Audit Committee Charter
(as amended and approved on December 13, 2012)

The Audit Committee (AC) is appointed by the Board of Directors (Board) to assist the Board in monitoring: (1) the integrity of the Company’s financial statements, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company’s registered public accounting firms performing audit, review or attest services and (4) the Company’s internal audit and control function.

The function of the AC is oversight.  Management is responsible for the preparation and integrity of the Company’s financial statements.  Management is responsible for maintaining appropriate accounting and financial reporting policies and an appropriate internal control environment.  The independent auditor is responsible for planning and conducting a proper audit of the Company’s annual financial statements, reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures.

The members of the AC will meet the independence requirements of NASDAQ and the rules and regulations of the SEC and no member will have participated at any time in the preparation of financial statements of the Company or any subsidiary during the prior three years.  Each member will be financially literate and at least one member must have the additional financial sophistication required by the NASDAQ rules. The members of the AC will be appointed by the Board on the recommendation of the Chairman of the Board.  The AC will have no fewer than three members.

The AC, in its capacity as a committee of the Board, will be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm (independent auditor) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the AC.  The AC will be directly responsible for the resolution of disagreements between management and the independent auditor regarding financial reporting.  The AC will have the authority to retain independent legal, accounting or other advisors, as it deems necessary to carry out its duties.  The AC may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend an AC meeting.  The Company will provide for appropriate funding, as determined by the AC, for payment of compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; compensation to any advisors employed by the AC; and, ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

The AC will pre-approve all auditing services and permitted non-audit services and fees to be paid for such services to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A of the Securities Exchange Act.  The AC may delegate to one or more of its members the authority to grant pre-approvals of non-audit services and fees.  Any such pre-approval will be presented to the full AC at its next scheduled meeting.

The AC will make regular reports to the Board.

The AC, to the extent that it deems necessary or appropriate, will be responsible for the following items:

Financial Statement and Disclosure Matters

1.
Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.  The revised charter will be included in the annual proxy statement no less frequently than every three years.

2.
Review the annual audited financial statements with management and the independent auditor, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3.
Review with management and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.
Review with management and the independent auditor the company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ review of the quarterly financial statements.

5.	Review and discuss quarterly reports from the independent auditors on:

a)	All critical accounting policies and practices to be used.

b)
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor.

c)	The matters required to be discussed by Statement on Auditing Standards Numbers 61 and 90, as they may be amended or supplemented, relating to the audit or the Company’s periodic reports.

d)	Other material written communications between the independent auditor and management, such as any management letters or schedule of unadjusted differences.

6.	Meet periodically with management to review the Company’s major financial risk exposures and the policies and procedures that management utilizes to monitor and control such exposures.

7.
Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such reviews should include:

a)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

b)	Any changes required in the planned scope of the audit.

c)	Any significant disagreements with management.

8.	The Committee will generally discuss the earnings press releases as well as financial information provided to financial analysts and rating agencies, where applicable.

9.
Review disclosures made to the AC by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.  This includes management’s report relating to the Company’s review and documentation of Sarbanes-Oxley compliance.

Oversight of the Company’s Relationship with its Independent Auditors

10.	Review and evaluate the experience and qualifications of the lead members of each independent auditor’s team.

11.
Evaluate the performance and independence of each independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. The opinions of management and the internal auditor will be taken into consideration as part of this review.

12.
Receive and review a report from each independent auditor at least annually regarding the independent auditor’s independence and discuss such reports with the auditor.  Ensure that each independent auditor submits a formal written statement, as required by the Independence Standard Board Statement No. 1, as it may be amended or supplemented, delineating all relationships between the independent auditor and the Company and a formal written statement of the fees billed by the independent auditor for each of the categories of services requiring separate disclosure in the annual proxy statement. The Committee will be entitled to rely upon the accuracy of the information provided by the independent auditor with respect to the services provided and the fees billed for non-audit services. If so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13.
Obtain and review a report from each independent auditor at least annually regarding the independent auditor’s internal quality control procedures. The report should include any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

14.	Meet with each independent auditor prior to the audit to review the planning and staffing of the audit.

15.	The Audit Committee will present its conclusions regarding each independent auditor to the Board.

Oversight of the Company’s Internal Audit Function

16.	Review the appointment and replacement of the staffing for the internal audit and compliance function.

17.	Review the reports to management prepared by the internal audit and compliance function and management’s responses.

18.	Discuss with each independent auditor and management the internal audit function responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audits.

Compliance Oversight Responsibilities

19.	Obtain from each independent auditor assurance that Section 10A of the Securities Exchange Act has not been implicated.

20.
Obtain reports from management, the Company’s internal auditor (if applicable) and each independent auditor that the Company’s subsidiary affiliated entity is in conformity with applicable regulatory and legal requirements and the Company’s code of ethics.

21.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of ethics.

22.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.
Discuss with management and each independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

24.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual Proxy Statement.

25.
Review with appropriate members of management or appropriate legal counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

26.	Review and approve all related party transactions required to be disclosed by Item 404 of regulation S-K for potential conflicts of interests.

27.	Meet at least annually with the internal audit function representative or other members of management, if needed, in separate executive sessions.

While the AC has the responsibilities and powers set forth in this Charter, it is not the duty of the AC to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.

APPENDIX B
Community West Bancshares
Nominating and Corporate Governance Committee Charter
(as amended and approved on December 13, 2012)

Purpose and Scope

The primary function of the Nominating and Corporate Governance Committee (Committee) is to assist the Board of Directors (Board) of Community West Bancshares (Company) in fulfilling its responsibilities by: (i) reviewing and making recommendations to the Board regarding the Board’s composition and structure, establishing criteria for Board membership and evaluating corporate policies relating to the recruitment of Board members; and (ii) establishing, implementing and monitoring policies and processes regarding principles of corporate governance to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders.

Composition and Meetings

The Committee will be comprised of a minimum of three members of the Board as appointed by the Board, each of whom will meet any independence requirements promulgated by the Securities and Exchange Commission, the NASDAQ Stock Market or any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body”), and each member of the Committee will be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

The members of the Committee will be elected by the Board and will serve until their successors will be duly elected and qualified or until their earlier resignation or removal.  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee will meet as necessary, but at least once each year, to enable it to fulfill its responsibilities and duties as set forth herein.  The Committee will report its actions to the Board and keep written minutes of its meeting which will be recorded and filed with the books and records of the Company.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee will:

Corporate Governance Policy Establishment and Review

1.
Develop principles of corporate governance including, but not limited to, the establishment of a corporate code of ethics and conduct for all directors, officers and employees of the company and its affiliates, (Code of Conduct) designed to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in the company’s periodic reports; and compliance with applicable governmental rules and regulations.  The Code of Conduct will be submitted by the committee to the Board and the Boards of the company’s affiliates for their approval.

2.
Review and assess the adequacy of the Code of Conduct approved by the board periodically, but at least annually.  The Committee will recommend any modifications to the Code of Conduct to the Board for approval.  If so approved, the Company will submit the revised Code of Conduct to the Boards of its affiliates for their approval.

3.	Direct members of the Company’s senior management to report any violations of or non-compliance with the Code of Conduct to the committee.

4.	Be available to members of the Company’s senior management team to consult with and to resolve reported violations or instances of non-compliance with the Code of Conduct.

5.
Determine an appropriate response to material violations of or non-compliance with the Code of Conduct including, at the discretion of the committee, reporting any material violations of or non-compliance with the Code of Conduct to the appropriate Regulatory Body.

6.
Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually and recommend any modifications to the charter if and when appropriate to the Board for its approval.

7.
Review and assess the adequacy of the charters of any committee of the Board (Governing Documents) periodically to ensure compliance with any principles of corporate governance developed by the committee and recommend to the Board any necessary modifications to the Governing Documents.

Board Composition, Nominations and Shareholder Proposals

1.
Evaluate the current composition and organization of the Board and its committees in light of requirements established by any Regulatory Body or any other applicable statute, rule or regulations which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

2.
Review the composition and size of the Board to ensure that the Board is comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company.  The mandatory retirement age of Board members, with the exception of Founding Directors, will be 80 years.

3.	Determine the criteria for selection of the Chairman of the Board, Board members and Board committee members.

4.	Evaluate the performance of current Board members proposed for reelection, and make recommendations to the Board regarding the appropriateness of members of the Board standing for reelection.

5.
Evaluate and, if deemed necessary, recommend the termination of Board membership of any director in accordance with the Code of Conduct or any corporate governance principles adopted by the Board, for cause or for other appropriate reason.

6.	Review and recommend to the Board an appropriate course of action upon the resignation of current Board members or any planned expansion of the Board.

7.	Evaluate and recommend to the Board the appointment of Board members to committees of the Board.

8.	Evaluate and approve a slate of nominees for election to the Board and review the qualification, experience and fitness for service on the Board of any potential members of the Board.

9.
Review all stockholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

Criteria for Evaluating Board Nominee Candidates

The Board should be composed of:

1.	Directors chosen with a view to bringing to the Board a variety of experiences and backgrounds.

2.	Directors who have high level managerial experience or are accustomed to dealing with complex problems.

3.
Directors who will represent the balance, best interests of the shareholders as a whole rather than special interest groups or constituencies, while also taking into consideration the overall composition and needs of the Board.

4.	A majority of the Board’s Directors will be independent directors under the criteria for independence required by the SEC and NASDAQ.

In considering possible candidates for election as an outside director, the Nominating Committee and other directors should be guided by the foregoing general guidelines and by the following criteria:

1.
Each Director should be an individual of the highest character and integrity, have experience at or demonstrated understanding of strategy/policy-setting and a reputation for working constructively with others.

2.	Each Director should have sufficient time available to devote to the affairs of the Company to carry out the responsibilities of a Director.

3.	Each Director should be free of any conflict of interest which would interfere with the proper performance of the responsibilities of a Director.

4.	The Chief Executive Officer is expected to be a Director. Other members of senior management may be considered, but Board membership is not necessary or a prerequisite to a higher management position.

Conflicts of Interest

1.
Resolve actual and potential conflicts of interest a Board member may have and issue to any Board member having an actual or potential conflict of interest instructions on how to conduct him or herself in matters before the Board which may pertain to the conflict.

2.	To the extent deemed necessary by the committee, engage outside counsel and/or independent consultants to review any matter under its responsibility.

3.
Take such other actions regarding the Company’s corporate governance that are in the best interest of the Company and its shareholders as the Committee will deem appropriate or as will otherwise be required by any Regulatory Body.

APPENDIX C
Community West Bancshares
Compensation Committee Charter
(as amended and approved on March 7, 2013)

The Compensation Committee (CC) is appointed by the Board of Directors (Board) to assist the Board in overall compensation and benefits programs for the Bank.  This includes oversight of bank-wide personnel and human resource policies, approval of executive compensation programs, senior management incentive plans, and oversight of the performance review process for the Bank.

The Compensation Committee’s overall compensation philosophy is as follows:
•	To attract and retain quality talent which is critical to both short-term and long-term success;
•	To reinforce strategic performance objectives;
•	To create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share rewards and risks of strategic decision-making;
•	To encourage executives to achieve substantial levels of ownership of stock in the Company.

The members of the CC will meet the independence requirements of NASDAQ, the rules and regulations of the SEC and no member will be in direct management of the bank.  The members of the CC will be appointed by the Board on the recommendation of the Chairman of the Board.  The CC will have no fewer than three members ~~.~~  however, any independent Board member is welcome to attend any CC meeting.  The CC, to the extent that it deems necessary or appropriate, will be responsible for the following items:

1.	Reviewing and approving the Company’s overall compensation and benefit programs and for administering the compensation for the Company’s executive and senior officers;

2.
Determining the competitiveness of current base salaries, annual and long-term incentives relative to specific competitive markets for the President/CEO, Chief Financial Officer, Chief Credit Officer and other Senior Executive Officers;

3.
Establishing goals and objectives relevant to the compensation for the President/CEO, evaluating and approving goals and objectives for other Senior Executive Officers, and evaluating performance in light of the goals and objectives;

4.	Evaluate and approve the annual compensation and incentive plans (including equity-based compensation) for the President/CEO and report to the independent members of the Board;

5.
Evaluate and approve recommendations from the CEO/President for the annual compensation and incentive plans (including equity-based compensation) for the other Senior Executive Officers (SEO).  This includes review and approval of the recommendations from the CEO for annual bonus programs/amounts, as applicable, and approval of SEO Employment Agreements;

~~6.~~	Ensure the performance review mechanism has written objectives, measurement goals, and interim period evaluations. The performance review process is used to gauge an employee’s performance level;

7.
The Compensation Committee has the authority to retain advisors and be responsible for their appointment, payment and oversight as it deems necessary to carry out its duties.  If a compensation consultant is engaged, the committee must evaluate potential conflicts of interest as part of the consultant due diligence process;

8.	The CC meets at least bi-annually to discuss and evaluate employee compensation plans, including updates or changes in compensation, benefits, HR policy, regulatory changes and other related matters;

9.
Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.   The revised charter will be included in or discussed in the annual Proxy Statement no less frequently than every three years.

The Compensation Committee will present a summary of its activities to the Board by way of submitting the minutes of the committee meetings.  While the CC has the responsibilities and powers set forth in this Charter, it is not the duty of the CC to administer the day-to-day compensation practices of the Bank.  This is the responsibility of management.

COMMUNITY WEST BANCSHARES
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 23, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Sharon Brown and Carlyn Smith, or any of them, agents and proxy of the undersigned, each with full power of substitution, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Community West Bancshares to be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California on Thursday, May 23, 2013, at 6:00 P.M., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote, as follows:

1. Election of Directors.  To elect the following nine persons to the Board of Directors of the Company to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and have qualified:

☐ AUTHORITY GIVEN (except as noted below)	☐ WITHHOLD AUTHORITY

Robert H. Bartlein - Jean W. Blois - John D. Illgen - Shereef Moharram - Eric Onnen
William R. Peeples - Martin E. Plourd - James R. Sims, Jr. - Kirk B. Stovesand

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME, BUT NOT ALL, OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW

2. Shareholder Advisory (Non-Binding) Vote on Executive Compensation.  To approve the following advisory (non-binding) proposal:

"RESOLVED, that the shareholders of Community West Bancshares approve the compensation of executive officers as described under the heading "Executive Compensation" including the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in the Proxy Statement."

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Shareholder Advisory (Non-Binding) Vote on the Frequency of Shareholder Advisory Vote on Executive Compensation.  To determine, in a non-binding advisory vote, whether the shareholder advisory votes on the compensation of the Company's Named Executive Officers will occur every 1, 2 or 3 years.

☐1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ABSTAIN

4. Ratification of the Selection of Ernst & Young LLP as the Company's Independent Auditors.  To ratify the selection of Ernst & Young as the Company's independent auditors for the fiscal year ending December 31, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. Other business.  To transact such other business as may properly come before the Meeting and any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2013

This proxy statement, the proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and directions to the location of the Annual Meeting, are available to you on the Company's website at www.communitywest.com.

PLEASE SIGN AND DATE THE OTHER SIDE

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE ACCOMPANYING PROXY STATEMENT.

THIS PROXY WILL BE VOTED AS SPECIFIED OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE NINE NOMINEES FOR ELECTION, FOR PROPOSAL 2, FOR THE SELECTION OF THE EVERY THREE (3) YEARS OPTION IN PROPOSAL 3, FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.  (Please sign exactly as name appears.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.)

Dated:		,2013

(Signature)

(Signature, if held jointly)

I do ☐   do not ☐  expect to attend the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.